Supplement to the
Fidelity® Capital & Income Fund
and Fidelity High
Income Fund
June 29, 2002 Prospectus

On October 17, 2002, the Board of Trustees of Capital & Income and High Income authorized the reduction of the funds' redemption fee period from 270 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The third bullet found under the heading "Principal Investment Strategies" for Capital & Income in the "Investment Summary" section on page 3 has been removed.

The following information supplements the information found under the heading "Principal Investment Strategies" for High Income in the "Investment Summary" section on page 3.

  Managing the fund to have similar credit quality distribution to an index, which, as of June 29, 2002, was the Merrill Lynch High Yield Master II Index.

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.00%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in a fund's net asset value per share.

CAI/SPH-03-01 January 1, 2003
1.710962.110

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces the similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 14.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a 1.00% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 90 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 14.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replacessimilar information foundin the "Features and Policies" section on page 17.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.